UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 6, 2006
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                                                           (March 1, 2006)
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                                    SYMS CORP
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             (Exact name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or other Jurisdiction of Incorporation)


           1-8546                                       22-2465228
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  (Commission File Number)                    (IRS Employer Identification No.)


        Syms Way, Secaucus, NJ                            07094
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(Address of Principal Executive Offices)                (Zip Code)


                                 (201) 902-9600
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               (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report )

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     Section 303A of the New York Stock Exchange ("NYSE") Listed Company Manual requires NYSE-listed companies to disclose in their annual proxy statements the non-management director who is chosen to preside at all regularly-scheduled executive sessions of the non-management members of the board of directors or, alternatively, the procedure by which a presiding director is chosen for each session.

     Syms Corp (the "Company") reported in its annual proxy statement filed June 9, 2005 that its non-management directors meet in executive sessions routinely and regularly, however, the Company inadvertently omitted the name of the non-management director who presides at such meetings. The presiding director for each non-management executive session is Harvey Weinberg, chairman of the Company's audit committee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SYMS CORP


                                 By: /s/ Antone F. Moreira
                                     ------------------------
                                     Name:  Antone F. Moreira
                                     Title: Vice President, Chief Financial
                                            Officer

Date: March 6, 2006